                                 Exhibit 10.1

GreenPoint Mortgage                                           SERVICING CERTIFICATE

==================================================================================================================================
Revolving Home Equity Loan   LIBOR:                                 6.61875%  Current Collection Period:        08/01/00-08/31/00
Asset-Backed Notes           Margin A-1:                            0.30000%  P&S Agreement Date:                    12/1/99

Series 1999-2                Class A-1  Note Rate:                  6.91875%  Original Closing Date:                12/22/99
                             Class A-2  Note Rate:                  6.99875%  Distribution Date:                     9/15/00
                             Margin A-2:                            0.38000%  Record Date:                           9/14/00
                             Interest Period 08/15/00 thru                    Pool Factor:                         85.9582536%
                             09/14/00:                                 31
                             Servicing Fee Rate:                    0.50000%  Initial Class A-1 O/C Amt:               22.71
                             Class A-1 Premium Fee Rate:            0.18000%  Initial Class A-2 O/C Amt:              565.15
                             Class A-2 Premium Fee Rate:            0.18000%
                                                                              Class A-1 O/C Amt as of Pmt Date:   4,998,333.37
                             Trustee Fee:                           0.00900%  Class A-2 O/C Amt as of Pmt Date:   1,113,802.36
                             Class A-1 Act Weighted Avg Ln Rate:   12.58220%
                             Class A-2 Act Weighted Avg Ln Rate:   12.45137%

                             Total Management Fee                    500.00
       ===========================================================================================================================

BALANCES
         Beginning Class A-1 Pool Balance                                                                          184,353,728.33
         Beginning Class A-2 Pool Balance                                                                           42,067,480.47

         Beginning Class A-1 Note Balance -- CUSIP 395385AA5                                                       180,237,464.57
         Beginning Class A-2 Note Balance -- CUSIP 395385AB3                                                        41,165,816.49

         Class A-1 Overcollateralization Amount to Fill                                                                410,441.62
         Class A-2 Overcollateralization Amount to Fill                                                                325,037.78

         Ending Class A-1 Pool Balance                                                                             177,168,728.35
         Ending Class A-2 Pool Balance                                                                              40,095,559.54

         Ending Class A-1 Note Balance -- CUSIP 395385AA5                                                          172,170,394.98
         Ending Class A-2 Note Balance -- CUSIP 395385AB3                                                           38,981,757.18

         Additional Balances Class A-1                                                                               3,045,355.38
         Additional Balances Class A-2                                                                                 493,786.02

         Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                                   0
         Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                                0.00
         Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                                    0
         Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                                 0.00
         Number of all Subsequent Class A-1 HELOC Mortgage Loans (Current Date)                                              1108
         Subsequent Class A-1 HELOC Mortgage Loan Asset Balance (Current Date)                                               0.00
         Number of all Subsequent Class A-2 Heloc Loans (Current Date)                                                          0
         Subsequent Class A-2 HELOC Loan Asset Balance (Current Date)                                                        0.00
         Number of all Subsequent HLTV Mortgage Loans (Current Date)                                                            0
         Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                                          0.00
         Cumulative Number of ALL Subsequent Mortgage Loans                                                                     0
         Cumulative Subsequent Mortgage Loan Asset Balance                                                                   0.00
         Class A-1 Cumulative Excess of Draws Over Principal Paydown                                                         0.00
         Class A-1 Cumulative Excess of Draws Over Principal Paydown Recoup this Distribution                                0.00
         Beginning Loan Count                                                                                               5,044
         Ending Loan Count                                                                                                  4,879

COLLECTION AMOUNTS Class A-1
1        Aggregate of All Mortgage Collections (Gross)                                                           12,291,840.84
2        Total Mortgage Interest Collections (Gross)                                                              2,080,074.56
         Servicing Fees (current collection period)                                                                  76,814.05
         Deferred Interest Transfer (DI)                                                                                  0.00
     3a       Mortgage Principal Collections                                                                     10,211,766.28
     3b       Pre-Funded Balance                                                                                          0.00
     3c       Net Liquidation Proceeds                                                                                    0.00
3        Total Mortgage Principal Collections                                                                    10,211,766.28
         Aggregate of Transfer Deposits                                                                                   0.00
         Investor Loss Amount                                                                                        18,589.08
         Aggregate Investor Loss Reduction Amount                                                                    26,771.07


COLLECTION AMOUNTS Class A-2
1        Aggregate of All Mortgage Collections (Gross)                                                            2,950,057.75
2        Total Mortgage Interest Collections (Gross)                                                                484,350.80
         Servicing Fees (current collection period)                                                                  17,528.12
         Deferred Interest Transfer (DI)                                                                                  0.00
     3a       Mortgage Principal Collections                                                                      2,465,706.95
     3b       Pre-Funded Balance                                                                                          0.00
     3c       Net Liquidation Proceeds                                                                                    0.00
3        Total Mortgage Principal Collections                                                                     2,465,706.95
         Aggregate of Transfer Deposits                                                                                   0.00
         Investor Loss Amount                                                                                             0.00
         Aggregate Investor Loss Reduction Amount                                                                         0.00

TOTAL COLLECTION AMOUNT
1        Aggregate of All Mortgage Collections (Gross)                                                           15,241,898.59
2        Total Mortgage Interest Collections (Gross)                                                              2,564,425.36
         Servicing Fees (current collection period)                                                                  94,342.17
         Deferred Interest Transfer (DI)                                                                                  0.00
     3a       Mortgage Principal Collections                                                                     12,677,473.23
     3b       Insurance Proceeds                                                                                          0.00
     3c       Net Liquidation Proceeds                                                                                    0.00
3        Total Mortgage Principal Collections                                                                    12,677,473.23
         Aggregate of Transfer Deposits                                                                                   0.00
         Investor Loss Amount                                                                                        18,589.08
         Aggregate Investor Loss Reduction Amount                                                                    26,771.07


         Class A-1 Net Interest Collection                                                                        2,003,260.51
         Class A-2 Net Interest Collection                                                                          466,822.68


DISTRIBUTION AMOUNTS Class A-1
         Class A-1 Note    Interest 8.6 (d)(iv)                                                                   1,073,821.02
         Class A-1 Note    Unpaid Interest Shortfall (current cycle)                                                      0.00
         Class A-1 Note    Reserve Fund Amount                                                                            0.00
         Investor Loss Amount                                                                                        18,589.08
         Previous Investor Loss Amount                                                                                    0.00
         Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                 27,035.62
         Credit Enhancer Reimbursement                                                                                    0.00
         Accelerated Principal Distribution Amount                                                                  882,069.61
         Spread Account Deposit                                                                                           0.00
         Indenture  Trustee Fee 8.6 (d)(i)                                                                            1,351.78
         Management Fee 8.6 (d)(iii)                                                                                    393.40
         Payment to Servicer                                                                                              0.00
         Deferred Interest                                                                                                0.00
         Remaining Amount to Transferor                                                                                   0.00
         Total Certificateholders Distribution Allocable to Interest                                              2,003,260.51

     Maximum Principal Payment                                                                           7,166,410.90
     Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt                                      0.00
     (y) the HELOC Pool O/C Redctin Amt) 8.6(d)(v)
     Accelerated Principal Distribution Amount                                                             882,069.61
     Loan Loss                                                                                              18,589.08
     Class A-1 Overcollateralization Deficit 8.6 (d)(vi)                                                         0.00
     Total Certificateholders Distribution Allocable to Principal                                        8,067,069.59

DISTRIBUTION AMOUNTS Class A-2
     Class A-2 Note    Interest 8.6 (d)(iv)                                                                248,094.08
     Class A-2 Note    Unpaid Interest Shortfall (current cycle)                                                 0.00
     Class A-2 Note    Reserve Fund Amount                                                                       0.00
     Investor Loss Amount                                                                                        0.00
     Previous Investor Loss Amount                                                                               0.00
     Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                             6,174.87
     Credit Enhancer Reimbursement                                                                               0.00
     Accelerated Principal Distribution Amount                                                             212,138.38
     Spread Account Deposit                                                                                      0.00
     Indenture Trustee Fee 8.6 (d)(i)                                                                          308.74
     Management Fee 8.6 (d)(iii)                                                                               106.60
     Payment to Servicer                                                                                         0.00
     Deferred Interest                                                                                           0.00
     Remaining Amount to Transferor                                                                              0.00
     Total Certificateholders Distribution Allocable to Interest                                           466,822.68

     Maximum Principal Payment                                                                           1,971,920.93
     Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt                                      0.00
     (y) the Second Pool O/C Redctin Amt) 8.6(d)(v)
     Accelerated Principal Distribution Amount                                                             212,138.38
     Loan Loss                                                                                                   0.00
     Class A-2 Overcollateralization Deficit 8.6 (d)(vi)                                                         0.00
     Total Certificateholders Distribution Allocable to Principal                                        2,184,059.31

TOTAL DISTRIBUTION AMOUNT
     Class A Note    Interest 8.6 (d)(iv)                                                                1,321,915.10
     Class A Note    Unpaid Interest Shortfall (current cycle) 5.01(i)                                           0.00
     Class A Note    Reserve Fund Amount                                                                         0.00
     Investor Loss Amount  5.01(iii)                                                                        18,589.08
     Previous Investor Loss Amount 5.01(iv)                                                                      0.00
     Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                            33,210.49
     Credit Enhancer Reimbursement 5.01(vi)                                                                      0.00
     Accelerated Principal Distribution Amount 5.01(vii)                                                 1,094,207.99
     Spread Account Deposit 5.01(viii)                                                                           0.00
     Indenture  Trustee Fee 8.6 (d)(i)                                                                       1,660.52
     Management Fee 8.6 (d)(iii)                                                                               500.00
     Payment to Servicer per Section 7.03 5.01 (x)                                                               0.00
     Deferred Interest 5.01 (xi)                                                                                 0.00
     Remaining Amount to Transferor 5.01 (xii)                                                                   0.00
     Total Certificateholders Distribution Allocable to Interest                                         2,470,083.19

     Maximum Principal Payment                                                                           9,138,331.83
     Scheduled Principal Collection Payment                                                                      0.00
     Accelerated Principal Distribution Amount                                                           1,094,207.99
     Loan Loss                                                                                              18,589.08
     Overcollateralization Deficit 8.6 (d)(vi)                                                                   0.00
     Total Certificateholders Distribution Allocable to Principal                                       10,251,128.90

LOSSES/RETRANSFERS
     Unpaid Class A-1 Note    Interest Shortfall Due (From Previous Distributions                                0.00
     Unpaid Class A-2 Note    Interest Shortfall Due (From Previous Distributions                                0.00
     Interest Earned on Shortfall @ applicable Certificate Rate                                                  0.00
     Investor Loss Reduction Amount (From Previous Distributions)                                                0.00

DISTRIBUTION TO CERTIFICATEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)
Class A-1
     Total Class A-1 Note Distribution Amount Allocable to Interest                                         5.5559230
     Interest Distribution Amount                                                                           5.5559230
     Unpaid Note Interest Shortfall Included in Current Distribution                                        0.0000000
     Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                        0.0000000

     Total Class A-1 Note Distribution Amount Allocable to Principal                                       41.7388156
     Maximum Principal Payment                                                                             37.0788302
     Scheduled Principal Collections Payment                                                                0.0000000
     Loan Loss                                                                                              0.0961794
     Accelerated Principal Distribution Amount                                                              4.5638060

Class A-2
     Total Class A-2 Note Distribution Amount Allocable to Interest                                         4.7373321
     Interest Distribution Amount                                                                           4.7373321
     Unpaid Note Interest Shortfall Included in Current Distribution                                        0.0000000
     Unpaid Note Interest Shortfall Remaining after Current Distribution                                    0.0000000
     (Carryover)

     Total Class A-2 Note Distribution Amount Allocable to Principal                                       41.7043977
     Maximum Principal Payment                                                                             37.6536362
     Scheduled Principal Collections Payment                                                                0.0000000
     Loan Loss                                                                                              0.0000000
     Accelerated Principal Distribution Amount                                                              4.0507615


     Total Interest Amount Distributed to Class A Certificateholder                                        10.2932551
     Total Principal Amount Distributed to Class A Certificateholder                                       83.4432134

     Credit Enhancement Draw Amount                                                                              0.00

DELINQUENCIES/FORECLOSURES

Class A-1
     Number of Mortgages 30 to 59 Days Delinquent                                                                  60
     Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                  2,304,999.27
     Number of Mortgages 60 to 89 Days Delinquent                                                                  15
     Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                    824,889.35
     Number of Mortgages 90 to 179 Days Delinquent                                                                  5
     Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                   258,400.63
     Number of Mortgages 180 or more Days Delinquent                                                                2
     Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                  44,913.93
     Number of Mortgage Loans in Foreclosure                                                                       15
     Aggregate Principal Balances of Mortgage Loans in Foreclosure                                         741,765.48

     Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                   0.00
     Aggregate Trust Balances of any Liquidated Loans in the Current Month                                       0.00

Class A-2
         Number of Mortgages 30 to 59 Days Delinquent                                                                   6
         Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                    955,950.85
         Number of Mortgages 60 to 89 Days Delinquent                                                                   0
         Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                          0.00
         Number of Mortgages 90 to 179 Days Delinquent                                                                  0
         Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                         0.00
         Number of Mortgages 180 or more Days Delinquent                                                                0
         Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                       0.00
         Number of Mortgage Loans in Foreclosure                                                                        1
         Aggregate Principal Balances of Mortgage Loans in Foreclosure                                         196,058.94

         Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                   0.00
         Aggregate Trust Balances of any Liquidated Loans in the Current Month                                       0.00


TOTAL DELINQUENCIES/FORECLOSURES

         Number of Mortgages 30 to 59 Days Delinquent                                                                  66
         Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                  3,260,950.12
         Number of Mortgages 60 to 89 Days Delinquent                                                                  15
         Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                    824,889.35
         Number of Mortgages 90 to 179 Days Delinquent                                                                  5
         Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                   258,400.63
         Number of Mortgages 180 or more Days Delinquent                                                                2
         Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                  44,913.93
         Number of Mortgage Loans in Foreclosure                                                                       16
         Aggregate Principal Balances of Mortgage Loans in Foreclosure                                         937,824.42

         Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                   0.00
         Aggregate Trust Balances of any Liquidated Loans in the Current Month                                       0.00
=========================================================================================================================

RESERVE FUND ACTIVITY

         Reserve Fund Beginning Balance                                                                              0.00
         Reserve Fund Deposit                                                                                        0.00
         Reserve Bal Subtotal                                                                                        0.00
         Reserve Fund Reduction Amt                                                                                  0.00
         Reserve Fund Balance                                                                                        0.00


PRE-FUNDED ACCOUNT ACTIVITY

         Beginning Balance Pre-Funded Account                                                                        0.00
         Remaining Amount for Distribution to Classes                                                                0.00
         Withdrawal for Subsequent Loan Purchase:                                                                    0.00
         Ending Balance Pre-Funded Account                                                                           0.00

         All Computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

         The Attached Servicing Certificate is true and correct in all material respects.

         __________________________________________________
          A Servicing Officer    Teri Martine

--------------------------------------------------------------------------------------------------------------------------------
GREENPOINT MORTGAGE                    STATEMENT TO NOTEHOLDERS
================================================================================================================================
Revolving Home Equity Loan     LIBOR:                            6.61875%  Current Collection Period:         08/01/00-08/31/00
Asset-Backed Notes             Margin:                           0.30000%  P&S Agreement Date:                     12/1/99

Series 1999-2                  Class A-1  Note Rate:             6.91875%  Original Closing Date:                 12/22/99
                               Class A-2  Note Rate:             6.99875%  Distribution Date:                      9/15/00
                                                                           Record Date:                            9/14/00

                                 Interest Period 08/15/00                  Pool Factor:                           85.9582536%
                                      thru 09/14/00:                 31

================================================================================================================================

                    BALANCES
            Beginning HELOC Pool Balance                                                                         184,353,728.33
            Beginning Second Lien Pool Balance                                                                    42,067,480.47


            Beginning Class A-1 Note Balance -- CUSIP 395385AA5                                                  180,237,464.57
            Beginning Class A-2 Note Balance -- CUSIP 395385AB3                                                   41,165,816.49


            Ending Class A-1 Pool Balance                                                                        177,168,728.35
            Ending Class A-2 Pool Balance                                                                         40,095,559.54


            Ending Class A-1 Note Balance -- CUSIP                                                               172,170,394.98
            Ending Class A-2 Note Balance -- CUSIP                                                                38,981,757.18

            Additional Balances Class A-1                                                                          3,045,355.38
            Additional Balances Class A-2                                                                            493,786.02

            Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                              0
            Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                           0.00
            Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                               0
            Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                            0.00
            Number of all Subsequent HELOC Mortgage Loans (Current Date)                                                  1,108
            Subsequent HELOC Mortgage Loan Asset Balance (Current Date)                                                    0.00
            Number of all Subsequent Second Lien Mortgage Loans (Current Date)                                                0
            Subsequent Second Lien Mortgage Loan Asset Balance (Current Date)                                              0.00
            Number of all Subsequent HLTV Mortgage Loans (Current Date)                                                       0
            Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                                     0.00
            Cumulative Number of ALL Subsequent Mortgage Loans                                                                0
            Cumulative Subsequent Mortgage Loan Asset Balance                                                              0.00
            Class A-1 Cumulative Excess of Draws Over Principal Paydown                                                    0.00

            Beginning Loan Count                                                                                          5,044
            Ending Loan Count                                                                                             4,879

COLLECTION AMOUNTS Class A-1
            Aggregate of All Mortgage Collections                                                                 12,215,026.79
            Total Mortgage Interest Collections                                                                    2,080,074.56
            Servicing Fees (current collection period)                                                               (76,814.05)
               Mortgage Principal Collections                                                                     10,211,766.28
               Pre-Funded Balance                                                                                          0.00
                                                                                                                           0.00
            Total Mortgage Principal Collections                                                                  10,211,766.28

COLLECTION AMOUNTS Class A-2
        Aggregate of All Mortgage Collections                                     2,932,529.63
        Total Mortgage Interest Collections                                         484,350.80
        Servicing Fees (current collection period)                                  (17,528.12)
          Mortgage Principal Collections                                          2,465,706.95
          Pre-Funded Balance                                                              0.00
                                                                                          0.00
        Total Mortgage Principal Collections                                      2,465,706.95

TOTAL COLLECTION AMOUNT
        Aggregate of All Mortgage Collections                                    15,241,898.59
        Total Mortgage Interest Collections                                       2,564,425.36
          Mortgage Principal Collections                                         12,677,473.23
          Pre-Funded Balance                                                              0.00

        Total Mortgage Principal Collections                                     12,677,473.23

DISTRIBUTION AMOUNTS Class A-1
        Class A-1 Note Interest                                                   1,073,821.02
        Class A-1 Note Unpaid Interest Shortfall (current cycle)                          0.00
        Class A-1 Note Reserve Fund Amount                                                0.00


        Maximum Principal Payment                                                 7,166,410.90
        Scheduled Principal Collection                                                    0.00
        Accelerated Principal Distribution Amount                                   882,069.61
        Loan Loss                                                                    18,589.08
        Class A-1 Overcollateralization Deficit                                           0.00
        Total Certificateholders Distribution Allocable to Principal              8,067,069.59

DISTRIBUTION AMOUNTS Class A-2
        Class A-2 Note Interest                                                     248,094.08
        Class A-2 Note Unpaid Interest Shortfall (current cycle)                          0.00
        Class A-2 Note Reserve Fund Amount                                                0.00

        Maximum Principal Payment                                                 1,971,920.93
        Scheduled Principal Collection                                                    0.00
        Accelerated Principal Distribution Amount                                   212,138.38
        Loan Loss                                                                         0.00
        Class A-2 Overcollateralization Deficit                                           0.00
        Total Certificateholders Distribution Allocable to Principal              2,184,059.31

TOTAL DISTRIBUTION AMOUNT
        Class A Note Interest                                                     1,321,915.10
        Class A Note Unpaid Interest Shortfall (current cycle)                            0.00
        Class A Note Reserve Fund Amount                                                  0.00

        Maximum Principal Payment                                                 9,138,331.83
        Scheduled Principal Collection Payment                                            0.00
        Accelerated Principal Distribution Amount                                 1,094,207.99
        Overcollateralization Deficit                                                     0.00
        Total Certificateholders Distribution Allocable to Principal             10,232,539.82

LOSSES/RETRANSFERS
        Unpaid Class A-1 Note Interest Shortfall Due (From Previous Distributions)           0.00
        Unpaid Class A-2 Note Interest Shortfall Due (From Previous Distributions)           0.00
        Interest Earned on Shortfall @ applicable Certificate Rate                           0.00
        Investor Loss Reduction Amount (From Previous Distributions)                         0.00

DISTRIBUTION TO CERTIFICATEHOLDERS (PER CERTIFICATE WITH A $1,000 DENOMINATION)

Class A-1
        Total Class A-1 Note Distribution Amount Allocable to Interest                  5.5559230
        Interest Distribution Amount                                                    5.5559230
        Unpaid Note Interest Shortfall Included in Current Distribution                 0.0000000
        Unpaid Note Interest Shortfall Remaining after Current
          Distribution (Carryover)                                                      0.0000000

        Total Class A-1 Note Distribution Amount Allocable to Principal                41.7388156
        Maximum Principal Payment                                                      37.0788302
        Scheduled Principal Collections Payment                                         0.0000000
        Loan Loss                                                                       0.0961794
        Accelerated Principal Distribution Amount                                       4.5638060

Class A-2
        Total Class A-2 Note Distribution Amount Allocable to Interest                  4.7373321
        Interest Distribution Amount                                                    4.7373321
        Unpaid Note Interest Shortfall Included in Current Distribution                 0.0000000
        Unpaid Note Interest Shortfall Remaining after Current
          Distribution (Carryover)                                                      0.0000000

        Total Class A-2 Note Distribution Amount Allocable to Principal                41.7043977
        Maximum Principal Payment                                                      37.6536362
        Scheduled Principal Collections Payment                                         0.0000000
        Loan Loss                                                                       0.0000000
        Accelerated Principal Distribution Amount                                       4.0507615

        Total Interest Amount Distributed to Class A Certificateholder                 10.2932551
        Total Principal Amount Distributed to Class A Certificateholder                83.4432134

        Credit Enhancement Draw Amount                                                       0.00

DELINQUENCIES/FORECLOSURES
Class A-1
        Number of Mortgages 31 to 60 Days Delinquent                                           60
        Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent           2,304,999.27
        Number of Mortgages 61 to 90 Days Delinquent                                           15
        Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent             824,889.35
        Number of Mortgages 91 to 180 or more Days Delinquent                                   5
        Aggregate Principal Balances of Mortgages 91 to 180 or more
          Days Delinquent                                                              258,400.63
        Number of Mortgages 181 or more Days Delinquent                                         2
        Aggregate Principal Balances of Mortgages 181 or more Days Delinquent           44,913.93
        Number of Mortgage Loans in Foreclosure                                                15
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                  741,765.48

        Book Value of Real Estate Acquired Through Foreclosure or Grant
          of a Deed                                                                          0.00
        Aggregate Trust Balances of any Liquidated Loans in the Current Month                0.00

 Class A-2
        Number of Mortgages 31 to 60 Days Delinquent                                            6
        Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent             955,950.85
        Number of Mortgages 61 to 90 Days Delinquent                                            0

        Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                        -
        Number of Mortgages 91 to 180 or more Days Delinquent                                     0
        Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent            0.00
        Number of Mortgages 181 or more Days Delinquent                                           0
        Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                  0.00
        Number of Mortgage Loans in Foreclosure                                                   1
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                    196,058,94

        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed              0.00
        Aggregate Trust Balances of any Liquidated Loans in the Current Month                  0.00

TOTAL DELINQUENCIES/FORECLOSURES
        Number of Mortgages 31 to 60 Days Delinquent                                             66
        Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent             3,260,950.12
        Number of Mortgages 61 to 90 Days Delinquent                                             15
        Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent               824,889.35
        Number of Mortgages 91 to 180 or more Days Delinquent                                     5
        Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent      258,400.63
        Number of Mortgages 181 or more Days Delinquent                                           2
        Aggregate Principal Balances of Mortgages 181 or more Days Delinquent             44,913.93
        Number of Mortgage Loans in Foreclosure                                                  16
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                    937,824.42

        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed              0.00
        Aggregate Trust Balances of any Liquidated Loans in the Current Month                  0.00

===================================================================================================

        Class A-1 Note Rate For Next Distribution       LIBOR     TBD                  #VALUE!


RESERVE FUND ACTIVITY

        Reserve Fund Beginning Balance                                                         0.00
        Reserve Fund Deposit                                                                   0.00
        Reserve Bal Subtotal                                                                   0.00
        Reserve Fund Reduction Amt                                                             0.00
        Reserve Fund Balance                                                                   0.00